UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2015 (September 4, 2015)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On September 4, 2015, Anesa T. Chaibi, President and Chief Executive Officer, HD Supply Facilities Maintenance, resigned from her position with HD Supply, but has agreed to remain employed with HD Supply through October 9, 2015 to assist in transitioning her responsibilities. Upon her departure, contingent upon compliance with the terms and conditions of the release, non-competition and non-solicitation provisions contained in her separation agreement, Ms. Chaibi will receive two years of salary continuation, a bonus payment based on HD Supply Facilities Maintenance’s fiscal 2015 performance capped at 100% of plan, an $18,455 net-of-tax cash payment in lieu of benefits, and she will retain her company car net of tax, printer and cell phone. Options to purchase 86,800 shares will vest on June 26, 2016 and will be exercisable for 90 days from the vest date assuming compliance with the terms of her separation agreement.

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer, will assume responsibility for leading the HD Supply Facilities Maintenance business unit effective September 8, 2015.

On September 4, 2015, Jerry L. Webb, Chief Executive Officer, HD Supply Waterworks, resigned from his position with HD Supply, but has agreed to remain employed with HD Supply through November 2, 2015 to assist in transitioning his responsibilities. Upon his departure, contingent upon compliance with the terms and conditions of the release, non-competition and non-solicitation provisions contained in his separation agreement, Mr. Webb will receive 18 months of salary continuation, a bonus payment based on HD Supply Waterworks’ fiscal 2015 performance capped at 100% of plan, and an $18,455 net-of-tax cash payment in lieu of benefits. Options to purchase 57,200 shares will vest upon Mr. Webb’s termination and will be exercisable for one year assuming compliance with the terms of his separation agreement.

Stephen O. LeClair, President, HD Supply Waterworks, will assume responsibility for leading the HD Supply Waterworks business unit effective September 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary